Credit Suisse First Boston, Asset Finance Group
GMAC - RFC Home Equity Portfolio- RS6
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Selection Criteria: All records
Table of Contents

  Remaining Principal
  Mortgage Rate
  FICO SCORES
  LOAN-TO-VALUE RATIO(1)
  COMBINED LOAN-TO-VALUE RATIO
  Documenation
  Loan Purpose
  Occupancy
  Property Type
  Geographic Distribution By Balance
  Remaining Term
  IO Loans
  Gross Margin (ARM Loans Only)
  Silent Second

1. Remaining Principal

Remaining Principal	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
0.01 - 25000.00	96	1,961,240.00	1,956,631.74	0.17	9.872	237	637	78.02	98.67	100.00	100.00	42.38
25000.01 - 50000.00	267	10,438,987.00	10,426,786.66	0.89	9.230	346	647	77.15	96.73	86.78	76.81	40.82
50000.01 - 75000.00	824	52,436,251.00	52,384,557.85	4.45	8.033	357	660	80.45	93.16	69.81	32.75	37.69
75000.01 - 100000.00	1,007	88,584,363.99	88,483,954.28	7.51	7.686	357	656	80.24	92.44	74.50	26.37	39.43
100000.01 - 125000.00	930	105,232,662.00	105,135,465.35	8.93	7.429	358	651	79.45	91.54	79.11	16.92	40.66
125000.01 - 150000.00	858	117,928,462.00	117,818,798.99	10.01	7.266	357	654	78.06	91.28	81.54	19.21	41.38
150000.01 - 175000.00	690	112,065,585.00	111,948,747.30	9.51	7.037	357	659	73.15	89.96	82.99	18.10	41.61
175000.01 - 200000.00	499	94,045,501.50	93,958,418.72	7.98	6.917	358	660	70.70	89.65	81.90	14.43	40.32
200000.01 - 250000.00	682	152,718,936.00	152,538,735.86	12.95	6.849	358	659	64.63	88.67	84.86	10.59	41.26
250000.01 - 300000.00	438	120,199,199.40	120,087,835.33	10.20	6.776	358	663	56.69	88.20	84.64	14.24	41.48
300000.01 - 400000.00	387	133,220,436.00	133,106,410.99	11.30	6.611	358	664	50.60	86.30	90.46	8.81	41.75
400000.01 - 500000.00	195	87,704,941.00	87,619,556.22	7.44	6.424	357	672	42.15	84.10	86.03	8.82	40.02
500000.01 =	154	102,109,135.00	102,028,326.66	8.66	6.317	358	692	27.57	80.23	81.38	10.09	37.94
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

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2. Mortgage Rate

Mortgage Rate	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
<= 5.000	61	19,106,187.00	19,059,185.41	1.62	4.655	354	699	42.19	79.45	75.70	2.14	40.72
5.001 - 5.500	163	45,583,074.40	45,534,452.60	3.87	5.359	358	691	50.87	79.95	79.31	1.49	39.68
5.501 - 6.000	704	162,174,105.00	161,917,845.30	13.75	5.861	357	677	61.92	82.71	86.10	16.97	40.82
6.001 - 6.500	1,077	214,287,917.00	214,052,030.45	18.18	6.317	358	669	58.15	85.17	86.53	17.83	40.72
6.501 - 7.000	1,349	263,189,387.00	262,968,909.57	22.33	6.802	358	668	56.06	87.21	82.30	12.59	40.20
7.001 - 7.500	891	148,161,527.50	148,053,738.41	12.57	7.301	358	659	64.86	90.36	80.98	12.47	40.24
7.501 - 8.000	1,000	144,192,010.99	144,087,194.63	12.24	7.807	358	657	71.75	94.74	74.99	15.53	40.57
8.001 - 8.500	585	74,793,202.00	74,733,952.51	6.35	8.313	358	635	76.62	95.86	80.14	16.24	41.33
8.501 - 9.000	529	57,492,162.00	57,453,862.77	4.88	8.792	358	627	82.19	96.54	84.64	24.44	40.55
9.001 - 9.500	258	23,723,123.00	23,708,541.90	2.01	9.306	355	629	82.50	97.35	81.85	39.44	40.67
9.501 - 10.000	204	15,837,417.00	15,827,113.09	1.34	9.774	353	612	73.42	97.36	94.32	27.91	42.86
10.001 - 10.500	79	4,530,071.00	4,526,488.69	0.38	10.283	345	613	69.06	98.40	100.00	57.98	43.26
10.501 - 11.000	102	4,590,676.00	4,587,059.50	0.39	10.729	335	604	71.93	98.25	100.00	78.82	44.15
11.001 - 11.500	24	945,240.00	944,262.84	0.08	11.282	338	592	81.84	96.82	100.00	83.77	43.62
11.501 - 12.000	1	39,600.00	39,588.28	0.00	11.850	359	641	0.00	100.00	100.00	100.00	43.00
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

Minimum Rate: 3.750
Maximum Rate: 11.850
WA Rate: 6.995

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3. FICO SCORES

FICO SCORES	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
<= 500	9	1,608,257.00	1,605,477.98	0.14	6.547	357	0	59.11	79.31	13.29	4.07	25.82
501 - 525	31	4,204,915.00	4,201,391.29	0.36	8.355	359	517	76.32	79.37	100.00	4.05	42.66
526 - 550	185	25,904,610.00	25,879,827.40	2.20	7.783	357	540	96.93	81.17	99.47	2.08	40.95
551 - 575	276	40,533,702.00	40,496,857.55	3.44	7.593	358	564	89.35	84.14	98.72	4.08	40.74
576 - 600	695	96,132,195.00	96,044,442.52	8.16	7.606	357	589	86.38	87.67	98.05	7.54	41.88
601 - 625	1,071	156,453,954.00	156,332,801.63	13.28	7.476	357	613	79.34	90.54	97.48	8.27	40.99
626 - 650	1,110	193,612,306.00	193,412,088.53	16.43	6.976	357	638	68.26	88.82	93.30	13.68	41.05
651 - 675	1,019	181,330,746.00	181,176,749.19	15.39	6.737	357	663	55.98	87.88	89.08	21.07	40.98
676 - 700	972	185,846,807.40	185,643,197.13	15.77	6.670	357	688	44.82	87.89	75.05	20.93	40.00
701 - 725	628	114,301,189.00	114,186,772.87	9.70	6.683	357	712	48.16	88.87	69.00	21.96	40.62
726 - 750	497	85,705,916.99	85,634,525.13	7.27	6.764	357	737	53.54	90.56	57.48	21.53	39.46
751 - 775	323	59,315,338.50	59,269,944.70	5.03	6.851	358	762	55.90	90.70	51.09	16.70	38.98
776 - 800	166	26,292,731.00	26,217,746.58	2.23	6.766	357	786	70.12	92.39	48.18	24.67	38.41
801 - 825	44	7,353,532.00	7,342,928.58	0.62	6.640	356	808	56.30	85.44	49.89	23.41	36.65
826 - 850	1	49,500.00	49,474.87	0.00	9.350	359	828	100.00	100.00	100.00	0.00	12.00
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

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4. LOAN-TO-VALUE RATIO(1)

LOAN-TO-VALUE RATIO(1)	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
50.00 <=	31	5,285,385.00	5,280,431.54	0.45	6.326	359	643	62.17	42.23	92.10	39.87	39.32
50.01 - 60.00	57	10,037,165.00	10,022,870.76	0.85	6.604	359	617	56.82	56.68	89.56	11.38	36.19
60.01 - 70.00	166	39,178,175.00	39,106,458.88	3.32	6.372	354	652	48.61	67.74	72.44	18.65	37.59
70.01 - 75.00	188	52,904,302.00	52,848,044.68	4.49	6.198	357	668	32.75	74.25	73.63	7.39	39.21
75.01 - 80.00	1,667	342,036,665.40	341,764,333.59	29.02	6.387	358	666	45.69	79.83	81.30	7.79	40.42
80.01 - 85.00	368	68,899,606.00	68,830,378.43	5.85	6.788	357	640	51.86	84.62	80.83	11.33	39.36
85.01 - 90.00	747	137,093,005.00	136,947,187.25	11.63	7.012	357	636	63.20	89.76	89.43	10.41	40.01
90.01 - 95.00	795	137,250,796.00	137,093,062.25	11.64	7.347	358	657	62.48	94.82	86.85	13.77	41.31
95.01 - 100.00	2,963	379,660,174.49	379,314,787.90	32.21	7.648	357	676	86.99	99.88	81.75	26.88	41.48
100.01 - 110.00	45	6,300,426.00	6,286,670.67	0.53	6.741	356	712	100.00	102.84	100.00	59.34	39.10
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

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5. COMBINED LOAN-TO-VALUE RATIO

COMBINED LOAN-TO-VALUE RATIO	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
50.00 <=	29	4,410,385.00	4,405,431.54	0.37	6.357	359	633	70.54	41.76	90.53	31.90	38.92
50.01 - 60.00	58	10,737,165.00	10,722,870.76	0.91	6.581	359	623	53.11	55.85	90.24	17.16	36.87
60.01 - 70.00	156	34,251,975.00	34,181,011.33	2.90	6.350	353	643	45.43	67.64	75.06	16.90	37.58
70.01 - 75.00	154	39,032,702.00	38,980,171.97	3.31	6.281	357	655	42.73	74.08	75.74	8.57	39.06
75.01 - 80.00	629	142,835,673.00	142,687,568.04	12.12	6.376	357	672	31.34	79.34	65.88	11.90	38.39
80.01 - 85.00	355	67,895,041.00	67,829,616.08	5.76	6.767	357	642	50.19	84.36	80.68	12.27	39.14
85.01 - 90.00	796	160,549,775.00	160,391,650.70	13.62	6.871	357	648	55.88	87.72	81.45	9.49	39.45
90.01 - 95.00	889	157,048,395.00	156,872,747.75	13.32	7.262	358	657	59.46	92.98	87.79	13.06	41.36
95.01 - 100.00	3,909	554,111,612.89	553,664,346.39	47.02	7.251	358	670	78.79	93.63	86.50	19.94	41.71
100.01 - 110.00	51	7,611,876.00	7,597,711.39	0.65	6.675	356	710	86.05	99.26	98.83	49.10	38.73
115.01 =	1	161,100.00	161,100.00	0.01	7.875	360	687	100.00	90.00	100.00	100.00	34.00
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

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6. Documenation

Documenation	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
Full Documentation	5,027	746,267,490.49	745,600,501.66	63.32	7.118	358	652	100.00	91.21	85.23	16.50	41.32
Reduced Documentation	2,000	432,378,209.40	431,893,724.29	36.68	6.783	357	681	0.00	84.02	78.04	14.98	39.05
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

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7. Loan Purpose

Loan Purpose	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
EQUITY REFINANCE	1,058	220,496,523.00	220,255,463.18	18.71	6.826	356	660	50.10	85.16	86.08	16.66	39.82
PURCHASE	4,307	670,959,041.89	670,290,404.03	56.93	7.099	358	676	60.43	90.51	75.24	18.03	40.60
RATE/TERM REFINANCE	1,662	287,190,135.00	286,948,358.74	24.37	6.883	357	632	80.22	86.66	97.10	10.49	41.10
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

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8. Occupancy

Occupancy	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
Investment Property	1,264	183,777,857.49	183,610,682.71	15.59	7.057	358	716	54.75	88.01	0.00	16.47	36.79
Owner Occupied	5,665	973,470,548.40	972,503,362.80	82.59	6.986	357	652	65.34	88.73	100.00	16.02	41.25
Second/Vacation	98	21,397,294.00	21,380,180.44	1.82	6.881	358	681	44.96	86.01	0.00	7.88	40.36
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

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9. Property Type

Property Type	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
Attached PUD	120	21,730,121.00	21,716,669.34	1.84	6.883	357	677	60.69	90.73	66.72	15.92	39.82
Condo over 8 stories	33	10,558,289.00	10,542,670.30	0.90	6.297	358	687	26.98	80.39	37.88	9.35	31.81
Condo under 5 stories	474	80,383,309.00	80,312,319.67	6.82	6.696	357	678	55.01	86.87	77.32	12.99	40.57
Condotel (9 or more stories)	2	792,000.00	790,897.53	0.07	6.685	357	717	0.00	77.00	0.00	0.00	20.50
Cooperative	8	2,158,199.00	2,157,274.49	0.18	6.036	358	692	28.32	74.61	75.71	0.00	33.85
Detached PUD	500	108,760,023.40	108,660,645.83	9.23	6.908	358	673	52.96	89.12	80.90	22.66	41.08
Leasehold	3	374,900.00	374,670.22	0.03	7.318	282	668	100.00	92.66	79.37	63.30	47.36
Manufactured Home	3	249,730.00	249,358.12	0.02	9.580	357	576	100.00	82.20	100.00	0.00	38.00
Mid-rise condo (5-8 stories)	15	4,150,770.00	4,140,577.91	0.35	5.965	357	742	11.03	78.29	53.56	0.00	36.96
Single Family (detached)	5,318	841,773,775.50	840,930,408.96	71.42	7.072	357	654	68.19	89.17	88.32	15.89	40.91
Townhouse/rowhouse	124	19,162,120.00	19,144,195.91	1.63	7.018	357	653	69.43	88.50	86.05	15.26	41.97
Two-to-four family units	427	88,552,462.99	88,474,537.67	7.51	6.815	358	701	44.60	85.14	45.67	12.85	38.06
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
Alabama	150	18,960,550.00	18,932,164.36	1.61	7.546	353	646	84.42	91.71	89.13	27.01	40.88
Alaska	3	397,780.00	397,565.44	0.03	8.472	359	603	100.00	86.09	100.00	31.39	38.23
Arizona	289	53,230,032.00	53,192,351.96	4.52	6.751	358	659	59.05	85.58	81.11	6.46	38.87
Arkansas	35	3,557,047.00	3,553,515.81	0.30	7.983	355	662	88.09	98.46	76.22	25.22	37.70
California	595	181,937,314.40	181,813,735.62	15.44	6.363	358	670	41.79	81.96	86.63	7.62	40.76
Colorado	172	30,884,225.00	30,869,797.15	2.62	6.700	358	664	76.92	88.77	87.05	9.48	40.86
Connecticut	46	11,893,790.00	11,880,796.98	1.01	6.869	358	651	39.27	84.74	80.90	14.67	38.18
Delaware	22	3,475,500.00	3,472,154.98	0.29	7.348	359	611	81.07	88.42	67.44	0.00	40.70
District of Columbia	14	4,065,500.00	4,062,182.54	0.34	6.586	357	683	27.05	83.00	50.79	19.52	34.46
Florida	648	120,843,283.00	120,733,975.69	10.25	6.885	358	674	49.28	86.99	69.42	17.72	39.87
Georgia	353	46,895,038.00	46,857,654.51	3.98	7.621	357	651	72.26	92.62	74.36	12.96	41.59
Hawaii	9	3,766,075.00	3,762,655.98	0.32	6.968	359	701	47.65	91.74	100.00	28.70	43.30
Idaho	37	5,593,584.00	5,590,277.28	0.47	6.892	358	675	81.20	90.39	64.31	7.68	39.24
Illinois	372	62,967,062.00	62,899,299.50	5.34	7.020	357	656	66.49	90.26	90.95	14.09	41.58
Indiana	208	22,964,423.00	22,935,146.93	1.95	7.241	357	661	87.52	94.91	90.09	32.70	40.80
Iowa	45	4,796,880.00	4,792,025.06	0.41	7.584	354	641	90.41	95.71	97.11	14.14	41.63
Kansas	69	7,677,715.00	7,670,660.80	0.65	7.680	358	664	88.81	94.31	80.65	15.01	40.79
Kentucky	90	9,625,107.00	9,616,584.71	0.82	7.372	357	655	83.08	93.45	84.15	15.67	40.06
Louisiana	115	13,669,266.00	13,655,894.14	1.16	7.791	355	651	79.07	95.21	84.72	24.81	40.85
Maine	33	4,115,536.00	4,112,414.56	0.35	7.199	358	639	58.69	86.88	96.13	7.15	41.17
Maryland	248	59,334,596.00	59,296,328.39	5.04	6.836	359	649	71.93	87.81	92.60	14.22	40.52
Massachusetts	81	21,383,154.00	21,355,195.70	1.81	6.796	358	657	48.54	84.69	93.50	8.15	40.91
Michigan	323	42,615,508.00	42,577,319.59	3.62	7.420	358	657	75.53	92.46	87.30	10.48	40.90
Minnesota	98	17,685,713.00	17,667,066.11	1.50	6.945	358	669	65.31	91.67	81.04	19.40	38.80
Mississippi	72	7,256,415.00	7,247,485.23	0.62	7.835	357	642	90.72	97.38	96.59	22.78	40.40
Missouri	183	21,781,331.00	21,765,560.02	1.85	7.648	359	661	79.11	94.65	74.03	17.08	40.41
Montana	2	262,900.00	262,900.00	0.02	8.154	360	752	100.00	100.00	41.04	100.00	34.36
Nebraska	18	1,864,515.00	1,863,541.62	0.16	7.938	356	653	73.26	96.06	100.00	23.19	41.95
Nevada	98	19,929,278.00	19,892,462.83	1.69	6.639	358	669	68.75	84.38	80.74	10.17	43.12
New Hampshire	12	2,129,600.00	2,126,958.67	0.18	7.078	358	643	59.91	88.55	92.72	13.20	43.49
New Jersey	113	31,192,423.00	31,150,588.10	2.65	6.454	356	688	30.91	83.81	67.70	10.15	38.52
New Mexico	39	4,809,525.00	4,803,973.45	0.41	7.394	352	658	67.22	87.63	79.11	36.54	38.73
New York	109	28,069,370.00	28,019,995.56	2.38	6.721	358	681	30.37	81.89	77.11	18.46	39.50
North Carolina	233	26,453,413.00	26,433,322.34	2.24	7.693	354	652	77.41	91.85	75.60	18.35	40.86
North Dakota	1	71,000.00	71,000.00	0.01	8.000	360	724	100.00	100.00	0.00	0.00	39.00
Ohio	257	28,783,669.00	28,749,474.84	2.44	7.443	356	660	80.05	94.53	85.46	31.26	40.98
Oklahoma	86	7,703,565.00	7,697,677.80	0.65	7.778	354	642	82.55	94.03	85.84	29.44	41.58
Oregon	66	10,511,647.00	10,452,799.72	0.89	6.734	358	658	69.06	87.96	86.36	9.63	40.72
Pennsylvania	207	28,888,440.00	28,852,010.13	2.45	7.115	357	658	71.68	91.54	93.24	27.40	39.79
Rhode Island	27	5,367,300.00	5,362,385.86	0.46	6.777	353	670	64.42	87.57	92.57	10.64	41.29
South Carolina	135	15,311,735.00	15,298,104.31	1.30	7.670	357	648	70.80	93.38	83.29	22.70	40.82
South Dakota	6	581,400.00	581,088.35	0.05	7.138	359	660	83.84	89.81	83.22	0.00	40.39
Tennessee	171	20,558,235.00	20,540,277.66	1.74	7.696	357	651	80.57	95.61	85.54	23.37	40.90
Texas	363	41,184,924.00	41,129,971.05	3.49	7.467	353	663	70.18	93.32	80.13	45.05	41.31
Utah	103	14,896,156.00	14,878,086.42	1.26	6.949	358	676	81.48	87.95	76.80	6.64	42.23
Vermont	6	1,217,515.00	1,216,294.14	0.10	7.233	344	669	27.69	85.54	63.91	54.57	33.98
Virginia	337	61,219,760.99	61,171,719.27	5.20	6.943	357	659	73.28	89.36	85.38	13.68	40.71
Washington	163	26,329,289.50	26,310,959.63	2.23	6.740	358	671	82.68	90.67	77.55	12.70	41.22
West Virginia	8	971,349.00	971,121.42	0.08	7.293	360	663	100.00	96.15	63.67	13.57	42.39
Wisconsin	146	17,734,016.00	17,716,386.49	1.50	7.609	358	649	83.72	92.81	82.26	19.88	41.25
Wyoming	11	1,232,250.00	1,231,317.25	0.10	7.313	359	657	93.18	92.55	68.77	42.59	41.77
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

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11. Remaining Term

Remaining Term	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
<= 180	45	4,845,929.00	4,811,543.46	0.41	6.975	175	672	47.94	86.15	83.96	100.00	37.10
181 - 348	141	5,134,670.00	5,122,310.56	0.44	8.883	245	638	78.41	94.50	92.39	93.67	43.56
349 - 360	6,841	1,168,665,100.89	1,167,560,371.93	99.16	6.987	359	662	63.32	88.56	82.54	15.25	40.59
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

Minimum Remaining Term: 118
Maximum Remaining Term: 360
WA Remaining Term: 357

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12. IO Loans

IO Loans	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
N	5,615	827,199,386.49	826,073,666.38	70.16	7.228	357	656	67.69	90.46	84.11	20.30	40.86
Y	1,412	351,446,313.40	351,420,559.57	29.84	6.449	358	678	53.05	84.13	79.03	5.69	39.91
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

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13. Gross Margin (ARM Loans Only)

Gross Margin (ARM Loans Only)	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
1.501 - 2.000	2	1,584,600.00	1,584,548.53	0.16	4.357	358	665	94.66	73.91	100.00	0.00	55.51
2.001 - 2.500	275	68,463,686.00	68,383,516.22	6.91	6.231	357	688	27.00	81.30	62.83	0.00	39.44
2.501 - 3.000	114	36,601,034.00	36,572,189.85	3.69	6.525	358	706	13.32	80.19	62.13	0.00	34.94
3.001 - 3.500	735	120,997,781.49	120,910,017.97	12.22	6.601	359	719	55.39	89.21	36.19	0.00	38.28
3.501 - 4.000	85	29,275,290.00	29,250,007.38	2.96	5.527	358	694	31.10	77.84	75.38	0.00	40.28
4.001 - 4.500	448	94,079,373.00	93,963,007.06	9.49	6.357	359	679	65.26	84.10	73.02	0.00	40.95
4.501 - 5.000	570	120,908,289.00	120,786,253.80	12.20	6.422	359	664	63.68	85.59	96.70	0.00	40.54
5.001 - 5.500	645	121,654,290.00	121,567,012.87	12.28	6.620	359	642	77.67	85.80	98.78	0.00	41.36
5.501 - 6.000	711	137,044,124.40	136,948,621.61	13.84	6.884	359	644	62.71	87.47	97.06	0.00	40.43
6.001 - 6.500	556	89,936,484.00	89,862,516.09	9.08	7.496	359	632	71.76	93.34	96.14	0.00	40.66
6.501 - 7.000	457	66,962,294.00	66,901,915.54	6.76	7.942	359	618	82.18	94.41	94.70	0.00	42.02
7.001 - 7.500	386	50,383,526.00	50,350,834.71	5.09	8.391	359	610	83.57	96.23	91.30	0.00	41.84
7.501 - 8.000	219	25,318,432.00	25,301,329.39	2.56	8.832	359	603	77.85	95.87	94.61	0.00	41.04
8.001 - 8.500	128	14,351,836.00	14,342,686.27	1.45	9.248	359	602	85.86	97.12	92.38	0.00	43.73
8.501 - 9.000	81	8,582,692.00	8,574,083.94	0.87	9.600	358	595	72.43	96.56	96.22	0.00	42.75
9.001 - 9.500	18	2,148,910.00	2,146,532.46	0.22	9.983	358	594	76.16	94.34	89.96	0.00	46.37
9.501 - 10.000	18	2,261,400.00	2,259,759.66	0.23	9.782	358	603	72.40	99.24	90.65	0.00	38.69
10.001 =	1	103,615.00	103,301.92	0.01	11.450	351	526	100.00	85.00	100.00	0.00	47.00
Total:5,449	990,657,656.89	989,808,135.27	100.00	6.933	359	659	62.90	87.85	82.51	0.00	40.48

Minimum Gross Margin: 1.875
Maximum Gross Margin: 10.860
WA Gross Margin: 5.057

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14. Silent Second

Silent Second	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	LTV(1)	% Owner Occupied (excludes second home)	% Fixed Rate	Wtd Avg DTI
N	5,873	944,295,106.49	943,282,394.16	80.11	7.146	357	662	65.81	90.82	81.01	18.50	40.40
Y	1,154	234,350,593.40	234,211,831.79	19.89	6.390	358	666	53.30	79.51	88.95	5.61	41.34
Total:7,027	1,178,645,699.89	1,177,494,225.95	100.00	6.995	357	662	63.32	88.57	82.59	15.94	40.59

(1) LTV refers to loan to value for first lien loans and cumulative loan to value for second lien loans at origination.

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Jun 22, 2005 18:39

NY, NY 10010

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